UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2007
Medtronic, Inc.
(Exact name of Registrant as Specified in its Charter)

Minnesota (State or other jurisdiction of incorporation)	1-7707 (Commission File Number)	41-0793183 (IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota (Address of principal executive offices)	55432 (Zip Code)
(763) 514-4000
(Registrant’s telephone number, including area code):
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets
On November 2, 2007, pursuant to the terms and conditions of the Agreement and Plan of Merger (the “Merger Agreement”), entered into by Medtronic, Inc. (“Medtronic”), Jets Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Medtronic (“Merger Sub”) and Kyphon Inc., a Delaware corporation (“Kyphon”) on July 26, 2007, Merger Sub was merged with and into Kyphon, with Kyphon continuing as a wholly owned subsidiary of Medtronic (the “Merger”) and in connection therewith, each outstanding share of Kyphon common stock was converted into the right to receive $71.00 per share in cash, without interest and less applicable withholding taxes.
This description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 to Medtronic’s Current Report on Form 8-K filed on July 30, 2007 and is incorporated herein by reference. A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of business acquired.
     The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b) Pro forma financial information.
     The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d) Exhibits
     The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc. (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on July 30, 2007).

99.1	Press Release of Medtronic, Inc., dated November 2, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.
Date: November 7, 2007	By	/s/ Terrance Carlson
Terrance Carlson
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX
Medtronic, Inc.
Form 8-K Current Report

Exhibit No.	Description of Exhibit
2.1
Agreement and Plan of Merger, dated as of July 26, 2007, by and among Medtronic, Inc., Jets Acquisition Corporation and Kyphon Inc. (incorporated by reference to Medtronic’s Current Report on Form 8-K filed on July 30, 2007).

99.1	Press Release of Medtronic, Inc., dated November 2, 2007.